                                                                    EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                          7 5/8% SENIOR NOTES DUE 2012
                                       OF
                        THE JEAN COUTU GROUP (PJC) INC.

                  PURSUANT TO THE PROSPECTUS DATED [            ]
--------------------------------------------------------------------------------

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
  CITY TIME, ON [            ] UNLESS EXTENDED BY THE JEAN COUTU GROUP
  (PJC) INC. IN ITS SOLE DISCRETION.
--------------------------------------------------------------------------------

      The exchange agent (the "Exchange Agent") for the exchange offer is:

                              THE BANK OF NEW YORK

            BY MAIL:                 BY FACSIMILE TRANSMITTAL:        BY HAND/OVERNIGHT DELIVERY:
                                  (FOR ELIGIBLE INSTITUTIONS ONLY)

      The Bank of New York                 (212) 298-1915                 The Bank of New York
      Reorganization Unit                                                 Reorganization Unit
  101 Barclay Street, Floor 7E         Confirm by Telephone:          101 Barclay Street, Floor 7E
       New York, NY 10286                  (212) 815-5098                  New York, NY 10286
   Attention: Randolph Holder                                          Attention: Randolph Holder

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, WE RECOMMEND THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    The undersigned acknowledges that he, she or it has received the prospectus,
dated [            ] (the "Prospectus"), of The Jean Coutu Group (PJC) Inc. (the
"Company"), which, together with this letter of transmittal and the instructions hereto (this "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7 5/8% Senior Notes Due 2012 ("Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding, unregistered 7 5/8% Senior Notes Due 2012 issued on July 30, 2004 ("Outstanding Notes"), of which $350,000,000 aggregate principal amount, is outstanding, pursuant to a registration statement of which the Prospectus is a part.

    The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
[            ], unless the Company, in its sole discretion, extends the Exchange
Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Prospectus.

    IF YOU DESIRE TO EXCHANGE YOUR OUTSTANDING NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) YOUR OUTSTANDING NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

    This Letter of Transmittal is to be used if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent by Holders (as defined below), (ii) Outstanding Notes are to be tendered by book-entry transfer according to the procedures set forth in the section of the Prospectus captioned "The Exchange Offer--Book-Entry Transfer", unless an agent's message is utilized or (iii) tenders of Outstanding Notes are to be made by Holders according to the guaranteed delivery procedures set forth in the section of the Prospectus captioned "The Exchange Offer--Guaranteed Delivery", unless an agent's message is utilized. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery to the Company will not constitute a valid tender.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    The term "Holder" as used herein means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder, including any participant in the book-entry transfer facility system of the Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of Outstanding Notes.

    Any Holder of Outstanding Notes who wishes to tender his, her or its Outstanding Notes must, on or prior to the Expiration Date, either:
(a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) certificates representing his, her or its Outstanding Notes or (b) if a tender of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of an agent's message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal.

    Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

    Holders of Outstanding Notes who desire to tender Outstanding Notes pursuant to the Exchange Offer but whose certificates are not immediately available or who are unable to deliver their certificates, Book-Entry Confirmation or other documents required by the Exchange Offer to be delivered to the Exchange Agent on or prior to the Expiration Date may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the section of the Prospectus captioned "The Exchange Offer--Guaranteed Delivery". See Instruction 2 below.

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included in this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 below.

    Except as otherwise provided herein, Holders who wish to accept the Exchange Offer and tender their Outstanding Notes must complete this Letter of Transmittal in its entirety and comply with all of its terms.

    Please list below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and attach the schedule hereto. Outstanding Notes tendered hereby must be in denominations of principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OUTSTANDING NOTES
--------------------------------------------------------------------------------------------------------------------
                                                            CERTIFICATE
              NAME(S) AND ADDRESS(ES) OF                    NUMBER(S)*           AGGREGATE        PRINCIPAL AMOUNT
                 REGISTERED HOLDER(S)                     (ATTACH SIGNED     PRINCIPAL AMOUNT         TENDERED
              (PLEASE FILL IN, IF BLANK)                LIST, IF NECESSARY)     REPRESENTED     (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED:
--------------------------------------------------------------------------------------------------------------------

*   Need not be completed by Holders tendering by book-entry transfer.

** Unless otherwise indicated in the column "Principal Amount Tendered", and subject to the terms and conditions of the Exchange Offer, the Holder will be deemed to have tendered the entire aggregate principal amount represented by each Outstanding Note listed above and delivered to the Exchange Agent. See Instruction 5 below.

/ /  CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED
    HEREWITH.

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                      ------------------------------------------------------------

    DTC Book-Entry Account:
                                     ------------------------------------------------------------

    Transaction Code No.:
                           ------------------------------------------------------------

    Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the section of the Prospectus captioned "The Exchange Offer--Guaranteed Delivery".

/ /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of Outstanding Notes:
                                                 ---------------------------------------------------------

    Window Ticket Number(s) (if any):
                                       ------------------------------------------------------------

    Date of Execution of the Notice of Guaranteed Delivery:
                                                              ----------------------------------------------

    If Guaranteed Delivery is to be made by Book-Entry
Transfer, complete the following:

        Name of Tendering Institution:
                                        ------------------------------------------------------------

        DTC Book-Entry Account:
                                        ------------------------------------------------------------

        Transaction Code No.:
                               ------------------------------------------------------------

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OUTSTANDING NOTES ACQUIRED
    FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
           ------------------------------------------------------------

    Address:
              ------------------------------------------------------------

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Company and as trustee under the indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution, subject only to the right of withdrawal described in the Prospectus, to
(i) deliver certificates representing such Outstanding Notes to the Company, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present such Outstanding Notes for transfer, and transfer such Outstanding Notes, on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of New Notes in exchange therefore shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated July 30, 2004 (the "Registration Rights Agreement"), among the Company, the guarantors named therein, and the initial purchasers named therein and that the Company shall have no further obligations or liabilities thereunder except as provided in the first paragraph of Section 2.2 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Company will acquire good, marketable and unencumbered title to the tendered Outstanding Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind, when the same are accepted for exchange by the Company.

    The undersigned acknowledges that the Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Outstanding Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' businesses and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such Exchange Notes.

    The undersigned Holder hereby represents and warrants that:

    (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or any beneficial owner of the Outstanding Notes tendered hereby;

    (ii) neither the undersigned Holder nor any beneficial owner of the Outstanding Notes tendered hereby is engaged in, intends to engage in, or has any arrangement or understanding with any person or entity to participate in, a distribution of the Exchange Notes within the meaning of the Securities Act;

   (iii) neither the undersigned Holder nor any beneficial owner of the Outstanding Notes tendered hereby is an "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such beneficial owner is an affiliate, that the Holder or such beneficial owner will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

    (iv) if the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

    (v) if the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

    (vi) if the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act to distribute the Exchange Notes;

   (vii) if the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is a broker-dealer, the undersigned further represents and warrants that, if it or such other beneficial owner will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities, the undersigned or such beneficial owner will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer; provided, however, that, by acknowledging that you or such beneficial owner, as such a broker-dealer, will deliver, and by delivering, a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes, you or such beneficial owner will not be deemed to admit that you are an "underwriter" within the meaning of the Securities Act; and

  (viii) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make the foregoing representations.

    The undersigned agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Outstanding Notes tendered hereby or to transfer ownership of such Outstanding Notes on the account books maintained by DTC.

    The Exchange Offer is subject to the conditions set forth in the section of the Prospectus captioned "The Exchange Offer--Conditions of the Exchange Offer". The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered by this Letter of Transmittal.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral (confirmed in writing) or written notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged Outstanding Notes will be returned to the address shown below the signature of the undersigned or at a different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of tender by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described in the section of the Prospectus captioned "The Exchange Offer--Book-Entry Transfer", such unaccepted or non-exchanged Outstanding Notes will be credited to an account maintained with DTC) as promptly as practicable after the expiration or termination of the Exchange Offer.

    The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the section of the Prospectus captioned "The Exchange Offer--Expiration Date; Extensions; Termination; Amendment", to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the section of the Prospectus captioned "The Exchange Offer--Procedures for Tendering Notes" and in the instructions hereto will, upon the Company's acceptance of the Outstanding Notes for exchange, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange Offer and the Registration Rights Agreement entered into by the Company and the initial purchasers of the Outstanding Notes and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, bankruptcy or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

    By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the occurrence of any event or the discovery of any fact that makes any statement in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer or the Company has given notice that the use of the Prospectus may be resumed, as the case may be.

    Unless otherwise indicated under "Special Registration Instructions" below, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (or, in either such event, in the case of Outstanding Notes tendered through DTC, by credit to the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the principal amounts of such Outstanding Notes so tendered.

                                PLEASE SIGN HERE

    (To be completed by all tendering Holders of Outstanding Notes regardless of whether Outstanding Notes are being physically delivered herewith)

    This Letter of Transmittal must be signed by the registered Holder(s) of Outstanding Notes exactly as its (their) name(s) appear(s) on certificate(s) of Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on its security position listing it as the owner of Outstanding Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal (including such documents and information as may be required to comply with the restrictions on transfer applicable to the Outstanding Notes). If the Outstanding Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below opposite "Capacity(ies)" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 6 below. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy or power of attorney.

X    -----------------------------------------             Date:  --------------------------------------

X                                                          Date:
     -----------------------------------------                    --------------------------------------
Signature(s) of Holder(s) or Authorized
Signatory

Name(s):   ----------------------------------            Address:  -----------------------------------

                ----------------------------------             -------------------------------------------
                          (Please Print)                           (including zip code or postal code)

Capacity(ies):                                             Area Code and Telephone Number (with international
                -------------------------------            dialing code, if applicable):

                                                           -------------------------------------------

 Taxpayer Identification or Social Security No.(s):     ------------------------

                              SIGNATURE GUARANTEE
                     (IF REQUIRED--SEE INSTRUCTION 1 BELOW)

          Certain Signatures Must be Guaranteed by an Eligible Institution

          ------------------------------------------------------------

               (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------

    (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

          ------------------------------------------------------------

                               (Authorized Signature)

          ------------------------------------------------------------

                                   (Printed Name)

          ------------------------------------------------------------

                                      (Title)

Dated:  -------------------------------------

-------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTION 7 BELOW)

  To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted for exchange or Exchange Notes issued pursuant to the Exchange Offer are to be credited to an account maintained at DTC other than the account indicated above.

  Issue Exchange Notes and/or Outstanding Notes to:

Name:  ------------------------------
               (PLEASE PRINT)

Address:  ----------------------------
                 (PLEASE PRINT)

---------------------------------------
                             (ZIP CODE)

---------------------------------------
 Tax Identification or Social Security
    Number (See Substitute Form W-9
               Herewith)

DTC Account Number:  ---------------

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 7 BELOW)

  To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal.

  Deliver Exchange Notes and/or Outstanding Notes to:

Name:  ------------------------------
               (PLEASE PRINT)

Address:  ----------------------------
                 (PLEASE PRINT)

---------------------------------------
                             (ZIP CODE)

---------------------------------------
 Tax Identification or Social Security
    Number (See Substitute Form W-9
               Herewith)

-------------------------------------------

                                  INSTRUCTIONS
        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution") unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has signed this Letter of Transmittal and who has not completed any of the boxes entitled "Special Registration Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution.

    2.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING
NOTES. Certificates for physically tendered Outstanding Notes (or a confirmation of a book-entry transfer to the Exchange Agent's account at DTC of all Outstanding Notes tendered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or a manually signed facsimile hereof) (or a properly transmitted agent's message in the case of a book-entry transfer) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

    THE METHOD OF DELIVERY OF THE TENDERED OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT'S MESSAGE BY A DTC PARTICIPANT, TO THE EXCHANGE AGENT ARE AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTE SHOULD BE SENT TO THE COMPANY.

    The Exchange Agent will make a request to establish an account with respect to the Outstanding Notes at DTC for purposes of the Exchange Offer within two business days after the date of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at DTC, an agent's message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender Outstanding Notes that are held through DTC by transmitting its acceptance through DTC's Automated Tender Offer Program ("ATOP"), for which the Exchange Offer will be eligible, and DTC will then edit and verify the acceptance and send an agent's message to the Exchange Agent for its acceptance. The term "agent's message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Outstanding Notes that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an agent's message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on pages 6 through 8 of this Letter of Transmittal are true and correct.

    Holders who wish to tender their Outstanding Notes and (i) whose certificates representing such Outstanding Notes are not immediately available,
(ii) who cannot deliver their certificates representing such Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer (including delivery of an agent's message) on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the section of the Prospectus captioned "The Exchange Offer--Guaranteed Delivery". Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of the Outstanding Notes and the principal amount of the Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. trading days after the execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Outstanding Notes (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC) and all other required documents will be deposited by the Eligible Institution with the Exchange Agent (or an agent's message with respect to a guaranteed delivery that is accepted by the Exchange Agent must have been received by the Exchange Agent on or prior to the Expiration Date); and (c) such properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof), or a properly transmitted agent's message, as well as the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the execution of the Notice of Guaranteed Delivery, all as provided in the section of the Prospectus captioned "The Exchange Offer--Guaranteed Delivery". Any Holder of Outstanding Notes who wishes to tender his, her or its Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery (or an agent's message with respect to a guaranteed delivery) prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes or this Letter of Transmittal will be determined by the Company, in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or delivery of an agent's message), shall waive any right to receive notice of the acceptance of Outstanding Notes for exchange. The Company reserves the absolute right to reject any and all Outstanding Notes or Letters of Transmittal not properly tendered or any tenders the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders (or cause such Holders to be notified) of defects or irregularities with respect to tenders of Outstanding Notes, none of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give any such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Notes" is inadequate, the certificate numbers and/or the principal amounts of Outstanding Notes should be listed on a separate signed schedule which should be attached hereto.

    4. TENDER BY HOLDER. Except in limited circumstances, only a Holder may tender its Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who is not the Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial owner's name or obtain a properly completed bond power from the Holder or properly endorsed certificates representing such Outstanding Notes.

    5. PARTIAL TENDERS; WITHDRAWALS. Tenders of Outstanding Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes represented by a certificate or certificates is tendered, the tendering Holder should fill in the principal amount tendered in the last column of the box entitled "Description of Outstanding Notes" herein. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes held by a Holder is not tendered, new certificates for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his, her or its registered address (or, if tendered by book-entry transfer, returned by credit, with respect to such Outstanding Notes, and issued, with respect to such Exchange Notes, to the account at DTC designated herein), unless otherwise provided in the appropriate box in this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

    Except as otherwise provided in the Prospectus, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. To withdraw a tender of Outstanding Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal (or a properly transmitted electronic notice of withdrawal through ATOP) must be received by the Exchange Agent at its address set forth on the cover page of this Letter of Transmittal on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Outstanding Notes to be withdrawn (the "Depositor"),
(ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, such notice shall identify the name and number of the account at DTC to be credited and must otherwise comply with the procedures of DTC), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Outstanding Notes and Exchange Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender (unless the Outstanding Notes were tendered by book-entry transfer) and
(iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet affected.

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. None of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities with respect to any notice of withdrawal or incur any liability for failure to give any such notification.

    Any permitted withdrawal of Outstanding Notes may not be rescinded. Any Outstanding Notes properly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly re-tendered in accordance with the procedures set forth in the Prospectus and herein. Any Outstanding Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be re-tendered by following one of the procedures described in the section of the Prospectus captioned "The Exchange Offer--Procedures for Tendering Notes" at any time on or prior to the Expiration Date.

    6.  SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates representing such Outstanding Notes or on a security position listing without alteration, enlargement or any change whatsoever.

    If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Outstanding Notes are registered in different names on several certificates or security position listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

    If this Letter of Transmittal is signed by the Holder(s) of the Outstanding Notes tendered hereby and the certificate(s) for Exchange Notes issued in exchange therefor is (are) to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the Holder, such Holder need not and should not endorse any tendered Outstanding Note nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a separate, properly completed bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution, and must also deliver such other certificates or other information as the Company or the trustee for the Outstanding Notes and Exchange Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes.

    If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on certificates for Outstanding Notes and signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution. See Instruction 1.

    7. SPECIAL REGISTRATION AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box(es) the name and address to which Exchange Notes, or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange, are to be issued or sent, if different from the name and address of the person or entity signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person or entity named must also be indicated. If no instructions are given, Outstanding Notes not tendered will be returned to the Holder of the Outstanding Notes tendered. For Holders of Outstanding Notes tendered by book-entry transfer, Outstanding Notes not tendered will be returned by crediting the account at DTC designated above.

    8. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Exchange Notes for Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes, or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Exchange Notes for Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such transfer taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    9. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions of the Exchange Offer in the case of any Outstanding Notes tendered.

    10. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any tendering Holder whose certificate(s) representing Outstanding Note(s) has or have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated herein for further instructions. This Letter of Transmittal and the related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    12. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Federal income tax law generally requires that each tendering Holder provide the Exchange Agent with such Holder's correct taxpayer identification number, which, in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the Holder may be subject to backup withholding in an amount equal to up to 28% of the reportable payments made with respect to Exchange Notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each Holder tendering Outstanding Notes must provide such Holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such Holder is awaiting a taxpayer identification number) and that (i) such Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

    If the Holder tendering Outstanding Notes does not have a taxpayer identification number, such Holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, check the box in
Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the Holder tendering Outstanding Notes does not provide such Holder's taxpayer identification number to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder's taxpayer identification number to the Exchange Agent.

    Note: Checking the box in Part 3 of the Substitute Form W-9 means that the Holder tendering Outstanding Notes has already applied for a taxpayer identification number or that such Holder intends to apply for one in the near future.

    If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which taxpayer identification number to report.

    Exempt Holders tendering Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder tendering Outstanding Notes must enter its correct taxpayer identification number in Part 1 of the Substitute Form W-9, check the box in Part 2 of such form and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status", signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 12)

----------------------------------------------------------------------------------------------------------
                                    PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PART 1--PLEASE PROVIDE                         TIN:
                                     YOUR TIN IN THE BOX AT
                                     RIGHT AND CERTIFY BY          ---------------------------------------
                                     SIGNING AND DATING              SOCIAL SECURITY NUMBER OR EMPLOYER
                                     BELOW.                                 IDENTIFICATION NUMBER

FORM W-9
                                     ------------------------------------
                                     PART 2--If you are            PART 3--If you are awaiting TIN, check
                                     exempt from backup                          box: / /
                                     withholding, please
                                     check the box: / /

                                     ---------------------------------------------------------------------
DEPARTMENT OF THE TREASURY           PART 4--CERTIFICATION--Under penalties of perjury, I certify that:
INTERNAL REVENUE SERVICE             (1) The number shown on this form is my correct taxpayer
                                     identification number (or I am waiting for a number to be issued to
                                         me),

                                     (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the
                                         Internal Revenue Service (the "IRS") that I am subject to backup
PAYER'S REQUEST FOR                      withholding as a result of a failure to report all interest or
TAXPAYER IDENTIFICATION                  dividends or (iii) the IRS has notified me that I am no longer
NUMBER ("TIN") AND                       subject to backup withholding.
CERTIFICATION FOR PAYEE              (3) Any information provided on this form is true, correct and
EXEMPT FROM BACKUP
WITHHOLDING                          complete.
                                     (4) I am a U.S. person (including a U.S. Resident Alien).
                                     CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                     ---------------------------------------------------------------------

                                     SIGNATURE
                                     ------------------------------------------------------------

                                     DATED
                                     ---------------------------------------------------------------

                                     NAME (Please Print)
                                     ----------------------------------------------------

                                     ADDRESS -------------------------------------------------------------

                                     CITY, STATE AND ZIP CODE ------------------------------------------
                                     ---------------------------------------------------------------------

NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50
        PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP
        WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE WITH
        RESPECT TO EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED
        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
        NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:   NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
        CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, the payer is required to withhold up to 28% of all payments made to me thereafter until I provide a number.

Signature  ---------------------------------------------       Date  ----------------------

Name (Please Print)  ------------------------------------------------------------

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:                        GIVE THE SOCIAL SECURITY NUMBER OF:

1.   An individual's account                     The individual

2.   Two or more individuals (joint account)     The actual owner of the account or, if
                                                 combined funds, any one of the
                                                 individuals(1)

3.   Husband and wife (joint account)            The actual owner of the account or, if
                                                 joint funds, either person(1)

4. Custodian account of a minor (Uniform Gift The minor(2) to Minors Act)

5.   Adult and minor (joint account)             The adult or, if the minor is the only
                                                 contributor, the minor(1)

6.   Account in the name of guardian or          The ward, minor, or incompetent person(3)
     committee for a designated ward, minor or
     incompetent person

7.   (a) The usual revocable savings trust       The grantor-trustee(1)
     account (grantor is also trustee)

     (b) So-called trust account that is not a   The actual owner(1)
     legal or valid trust under State law

8.   Sole proprietorship account                 The owner(4)

9.   A valid trust, estate, or pension trust     The legal entity--(Do not furnish the
                                                 identifying number of the personal
                                                 representative or trustee unless the legal
                                                 entity itself is not designated in the
                                                 account title.)(5)

10.  Corporate account                           The corporation

11.  Religious, charitable, or educational       The organization
     organization account

12.  Partnership                                 The partnership

13.  Association, club, or other tax-exempt      The organization
     organization

14.  A broker or registered nominee              The broker or nominee

15. Account with the Department of Agriculture The public entity in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments

------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security Number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service or by calling 1
(800) TAX-FORM and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from backup withholding on ALL payments include the following:

    - An organization exempt from tax under Section 501(a), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from backup withholding include:

    - A corporation.

    - A financial institution.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under Section 584(a).

    - An exempt charitable remainder trust, or a non-exempt trust described in
      Section 4947(a)(1).

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    - A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under Section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

    - Payments described in Section 6049(b)(5) to non-resident aliens.

    - Payments on tax-free covenant bonds under Section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045 and 6050A.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.